SUBSEQUENT EVENT	6 Months Ended
Sep. 30, 2025
Notes and other explanatory information [abstract]
SUBSEQUENT EVENT

20.	SUBSEQUENT EVENT

Management has evaluated subsequent events through the date these condensed consolidated financial statements were available to be issued. Based on our evaluation, there are no subsequent events that would require recognition and or disclosure in the condensed consolidated financial statements.

On January 14, 2026, the Company consummated its initial public offering (“IPO”) of 2,500,000 common shares, par value of US$0.001 (equivalent to HK$0.0078) per share, at a price to the public of US$4.00 per share. The shares commenced trading on NYSE American Market on January 13, 2026, the Company received aggregate gross proceeds of US$10,000,000 from this offering, before deducting underwriting discounts and other related expenses.